                                                       CERTIFICATION PURSUANT TO
                                                        18 U.S.C. SECTION 1350,
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Dillard's, Inc (the "Company") on Form 10-Q for the period ended August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James I. Freeman, Senior Vice President
and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 17, 2002

                                                                       /s/ James I. Freeman
                                                                       James I. Freeman
                                                                       Senior Vice President and
                                                                       Chief Financial Officer